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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITOR

          We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-40348, 333-40350, and 333-54498) of our report dated February 2, 2001, with respect to the consolidated financial statements of WorldQuest Networks, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 2000.

                                                /s/ Ernst & Young LLP



March 5, 2001